UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): September 16, 2003


                            THE SERVICEMASTER COMPANY
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)



    Delaware                         1-14762                       36-3858106
    --------                         -------                       ----------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
  of Incorporation)                                       Identification Number)



 3250 Lacey Road, Suite 600, Downers Grove, Illinois                60515
 ---------------------------------------------------                -----
     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (630) 663-2000
                                                           --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of the businesses acquired.

           Not applicable.

(b) Pro forma financial information.

           Not applicable.

(c) Exhibits:

           99.1 Press Release issued by The ServiceMaster Company on September 16, 2003.

Item 5.  Other Events and Regulation FD Disclosure.

         On September 16, 2003, The ServiceMaster Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE SERVICEMASTER COMPANY


Date:  September 17, 2003                    By:  /s/  Steven C. Preston
                                                 --------------------------
                                                 Steven C. Preston
                                                 Executive Vice President and
                                                 Chief Financial Officer


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

                                  EXHIBIT INDEX
Exhibit
Number  Description of Exhibit
------  ----------------------

99.1    Press Release issued by The ServiceMaster Company on September 16, 2003.



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